UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

| |  Preliminary Proxy Statement
|_|  Confidential, For Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
| |  Definitive Proxy Statement
|X|  Definitive Additional Materials
|_|  Soliciting Material Under Rule ss.240.14a-12

                     First Litchfield Financial Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|  Fee paid previously with preliminary materials:

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|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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


                  [FIRST LITCHFIELD FINANCIAL CORPORATION LOGO]

                                                              January 28, 2010

Dear Stockholder:

We have previously mailed you proxy materials for the Special Meeting of Stockholders of First Litchfield Financial Corporation to be held on February 19, 2010.

According to our latest records we have not yet received your vote. The Special Meeting is now only a short time away. It is important that you return your proxy card today in order to make sure that your shares will be voted at the meeting in accordance with your desires. Because your shares are held in the name of a bank or brokerage firm, your shares cannot be voted on these proposals unless they receive your specific instructions.

Your vote is very important because the proposal to approve the merger agreement with Union Savings Bank requires the approval of two-thirds of the outstanding shares. Therefore, if you do not vote your shares, it will have the effect of a vote against approval of the merger agreement.

Your board of directors unanimously recommends that you vote FOR proposals 1 and 2.

In the event that your proxy material has been misplaced, we are enclosing for your use a duplicate proxy card and return envelope. If you need another copy of the proxy statement, please contact our proxy solicitor, Morrow & Co., LLC, at 800-662-5200.

Please mark, date, sign and return the enclosed proxy card today. In the event that two proxy cards are received from you, the one bearing the latest date will be counted, as it automatically revokes all prior proxy cards.

Thank you for your cooperation and continued support.

                                          Sincerely,

                                          /s/ Joseph J. Greco

                                          Joseph J. Greco
                                          President and Chief Executive Officer

                  [FIRST LITCHFIELD FINANCIAL CORPORATION LOGO]

                                                                January 28, 2010

Dear Stockholder:

We have previously mailed you proxy materials for the Special Meeting of Stockholders of First Litchfield Financial Corporation to be held on February 19, 2010.

According to our latest records we have not yet received your vote. The Special Meeting is now only a short time away. It is important that you return your proxy card today in order to make sure that your shares will be voted at the meeting in accordance with your desires.

Your vote is very important because the proposal to approve the merger agreement with Union Savings Bank requires the approval of two-thirds of the outstanding shares. Therefore, if you do not vote your shares, it will have the effect of a vote against approval of the merger agreement.

Your board of directors unanimously recommends that you vote FOR proposals 1 and 2.

In the event that your proxy material has been misplaced, we are enclosing for your use a duplicate proxy card and return envelope. If you need another copy of the proxy statement, please contact our proxy solicitor, Morrow & Co., LLC, at 800-662-5200.

Please mark, date, sign and return the enclosed proxy card (or follow the telephone or internet instructions on your proxy card) today. In the event that two proxy cards are received from you, the one bearing the latest date will be counted, as it automatically revokes all prior proxy cards.

Thank you for your cooperation and continued support.

                                        Sincerely,

                                        /s/ Joseph J. Greco

                                        Joseph J. Greco
                                        President and Chief Executive Officer